                                                                    Exhibit 10.9
                                  VILLAGEEDOC

                            1997 STOCK OPTION PLAN



1.   Purposes.
     --------

     (a) The purposes of the Plan are: (i) to provide a means by which selected employees, Directors and Consultants of the Company and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of Incentive Stock Options and Nonstatutory Stock Options, as defined below, and (ii) to seek to retain the services of persons who are now Employees, Directors or Consultants of the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (b) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to Section 3(c), be
                                                          ------------
either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated "Incentive Stock Options" or "Nonstatutory Stock Options" at the time of grant, and shall be in such form as issued pursuant to
Section 6.
---------

2.   Definitions.
     -----------

     (a)  "Affiliate" means any parent corporation or subsidiary corporation,
           ---------
whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b)  "Board" means the Board of Directors of the Company.
           -----

     (c)  "Code" means the Internal Revenue Code of 1986, as amended.
           ----

     (d)  "Committee" means a Committee appointed by the Board in accordance
           ---------
with Section 3(c) of the Plan.
     ------------

     (e)  "Company" means VillageEDOCS a California corporation.
           -------

     (f)  "Consultant" means any person, including an advisor, engaged by the
           ----------
Company or an Affiliate to render consulting or advisory services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (g)  "Continuous Status as an Employee, Director or Consultant" means the
           --------------------------------------------------------
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employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave or any other personal leave; provided, however, that for
                                                   -----------------
purposes of Incentive Stock Options, any such leave may not exceed three (3) months, unless reemployment upon the expiration of such leave is guaranteed by contract, Company policies or statute; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

     (h) "Covered Employee" means the Chief Executive Officer and the four (4)
          ----------------
other highest compensated officers of the Company.

     (i) "Director" means a member of the Board.
          --------

     (j) "Employee" means any person, including Officers and Directors, employed
          --------
by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.
          ------------

     (l) "Fair Market Value" means, as of any date, the value of the Common
          -----------------
Stock of the Company determined as follows:

         (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

     (m)  "Incentive Stock Option" means an Option intended to qualify as an
           ----------------------
incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (n)  "Non-Employee Director" shall have the meaning set forth in Rule 16b-
           ---------------------
3(b)(3) under the Exchange Act.

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     (o) "Nonstatutory Stock Option" means an Option not intended to qualify as
          -------------------------
an Incentive Stock Option.

     (p) "Officer" means a person who is an officer of the Company within the
          -------
meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (q) "Option" means a stock option granted pursuant to the Plan.
          ------

     (r) "Option Agreement" means a written agreement between the Company and an
          ----------------
Optionee evidencing the terms and conditions of an individual Option grant.
Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (s) "Optionee" means an Employee, Director or Consultant who holds an
          --------
outstanding Option.

     (t) "Outside Director" means a Director who either (i) is not a current
          ----------------
employee of the Company or an "affiliated corporation" (as defined in the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an affiliated corporation receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an affiliated corporation at any time, and is not currently receiving compensation for personal services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (u) "Participant" means an Employee, Director or Consultant who is granted
          -----------
Options.

     (v) "Plan" means this 1997 Stock Option Plan.
          ----

     (w) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to
          ----------
Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (x) "Securities Act" means the Securities Act of 1933, as amended.
          --------------

3.   Administration.
     --------------

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in Section 3(c).
                                                        ------------

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

         (i) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how Options shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option, the provisions of each Option granted (which need not be identical), including the vesting schedule for the Options, and the number of shares underlying such Options to be granted to each such

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

     person.

          (ii) To construe and interpret the Plan and Options granted under it, and to establish amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii)  To amend the Plan as provided in Section 12.
                                                  ----------

          (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or advisable to promote the best interests of the Company.

     (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"), all of the members of which Committee shall be Non-Employee Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the
                                                              ---------
contrary, the Board or the Committee may delegate to a committee of two or more members of the Board the authority to grant Options to eligible persons who (1) are not then subject to Section 16 of the Exchange Act, and/or (2) are either
(i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

     (d) Every grant of an Option must be approved either by the Board or, if the Board has delegated administration of the Plan to the Committee, by the Committee.

4.   Shares Subject to the Plan.
     --------------------------

     Subject to the provisions of Section 11 relating to adjustments upon
                                  ----------
changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate five hundred thousand (500,000) shares of the Company's Common Stock. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Option shall revert to and again become available for issuance under the Plan.

5.   Eligibility.
     -----------

     (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Option may be granted only to Employees, Directors or Consultants.

     (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code)

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stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

6.   Option Provisions.
     -----------------

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) Term.  No Option shall be exercisable after the expiration of ten (10)
         ----
years from the date it was granted.

     (b) Price.  The exercise price of each Incentive Stock Option shall be not
         -----
less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall not be less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, the exercise price of any Incentive Stock Option granted hereunder to any stockholder possessing at least 10% of the total combined voting power of all classes of stock of the Company shall be not less than one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

     (c) Consideration.  The purchase price of stock acquired pursuant to an
         -------------
Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, by delivering to the Company other shares of Common Stock of the Company (provided that the shares have been held for the period required to avoid a charge to the Company's reported earnings), (iii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, by delivering to the Company, in a "cashless exercise," all or any part of an Option granted under this Plan (provided that such cashless exchange will not result in a charge to the Company's reported earnings), or (iv) by tendering any other form of legal consideration that may be acceptable to the Board. In the event the consideration transferred to the Company in connection with the exercise of Option is anything other than cash, the Board or Committee, as appropriate, shall be responsible, in its sole and absolute discretion, for determining the value of the property or other consideration (including, without limitation, any portion of the Option tendered in connection with a "cashless exercise") which is paid as the exercise price of the Option. In the event that a portion of the Option is tendered in a "cashless exercise," the value of the Option tendered shall be equal to the difference between the Fair Market Value of the Company's common stock and the exercise price of the Option so tendered.

     (d) Transferability.  An Incentive Stock Option shall not be transferable
         ---------------
except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option granted to an Optionee subject to Section 16 of the Exchange Act on the date of grant shall not be transferable except to the extent permitted under Section 16 of the Exchange Act and the Rules and Regulations promulgated thereunder as in effect from time to time. A Nonstatutory Stock Option granted to an Optionee who is not subject to Section 16 of the Exchange Act on the date of grant may not be transferable to the extent restrictions on transfer are contained in the Option Agreement. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) Vesting.  The total number of shares of stock subject to an Option may,
         -------
but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this

Section 6(e) are subject to any Option provisions governing the minimum number
------------
of shares as to which an Option may be exercised.

     (f) Termination of Employment or Relationship as a Director or Consultant.
         ---------------------------------------------------------------------
In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date ninety (90) days after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (g) Disability of Optionee.  In the event an Optionee's Continuous Status
         ----------------------
as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date six (6) months following such termination (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h) Death of Optionee.  In the event of the death of an Optionee during, or
         -----------------
within a period specified in the Option after the termination of, the Optionee's Continuous Status as an

Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending
                             ---------------
on the earlier of (i) the date twelve (12) months following the date of death (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

7.   Cancellation and Regrant of Options.
     -----------------------------------

     (a) The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected holders of Options, the repricing of any outstanding Options under the Plan, and/or the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of Incentive Stock Options held by a ten percent (10%) stockholder (as described in Section 5(b)) not less than one hundred ten percent
                             ------------
(110%) of the Fair Market Value.

     (b)  The repricing of an Option under this Section 7, resulting in a
                                                ---------
reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option. The provisions of this

Section 7(b) shall be applicable only to the extent required by Section 162(m)
------------
of the Code.

8.   Covenants of the Company.
     ------------------------

     (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock which would be issuable under such outstanding Options.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Options or any stock issued or issuable pursuant to any such Options. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

9.   Use of Proceeds from Stock.
     --------------------------

     Proceeds from the sale of Common Stock upon exercise of the Options shall constitute general funds of the Company and shall not be required to be applied to any particular purpose.

10.  Miscellaneous.
     -------------

     (a) Neither an Optionee nor any person to whom an Option is transferred under Section 6(d) shall be deemed to be the holder of, or to have any of the
      ------------
rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

     (b) Nothing in the Plan or any Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Options any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or other holder of Options with or without cause.

     (c) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all plans of the Company and its Affiliates exceeds One Hundred Thousand Dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (d) The Company may require any person to whom an Option is granted, or any person to whom an Option is transferred under Section 6(d), as a condition
                                                  ------------
of exercising any Option, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (e) To the extent provided by the terms of an Option Agreement, the person to whom an Option is granted may, at the discretion of the Board, satisfy any mandatory federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means or by a combination of such means: (1) tendering cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of stock under the Option provided that such arrangement will not result in a charge to the Company's reported earnings; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company that have been held for the period required to avoid a charge to the Company's reported earnings. The exercise of the Option may be conditioned upon the receipt by the Company of satisfactory evidence of the Participant's satisfaction of any withholding obligations.

11.  Adjustments Upon Changes in Stock.
     ---------------------------------

     (a) Subject to any required action by stockholders, the number and type of shares which may be purchased upon the exercise of each outstanding Option and the total number and type of shares subject to this Plan shall be automatically amended (as to type of shares) and proportionately increased or decreased (as to the number of shares) upon the occurrence of any change, increase or decrease in the number and type of issued shares of Common Stock of the Company, without receipt of consideration by the Company, which change results from a stock split, a stock dividend, a merger, consolidation, reorganization, reincorporation, a recapitalization, a combination of shares, change in corporate structure or other like capital adjustment, so that upon the exercise of each Option the holders of such Options shall receive the number and type of securities which the holders would have received had the Options been exercised on the date preceding such change, increase or decrease. In the event of any such adjustment in the number of shares subject to an outstanding Option, the exercise price for each share shall be likewise adjusted in inverse proportion to the increase or decrease in the number of shares purchasable. Any such adjustment made by the Board or Committee shall be final, conclusive and binding upon all Optionees, the Company, and all other interested persons. Any adjustment of an Incentive Stock Option pursuant to this Section 11(a) shall be
                                                         -------------
made in such manner as not to constitute a "modification" within the meaning of
Section 424(h)(3) of the Code.

     (b) If the Company shall merge with another corporation and the Company is the surviving corporation in such merger and under the terms of such merger the Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, any option granted hereunder shall continue to apply to the Common Stock thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of shares of Common Stock deliverable upon exercise of such option would have been entitled as a result of the merger. If (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, or (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Exchange Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), (each such event is referred to herein as a "Corporate Change"), then all options granted hereunder, including that portion not then otherwise vested, shall become exercisable in full effective immediately prior to the consummation of the Corporate Change, provided that the exercise of any such option that would not have been vested in the absence of the Corporate Change shall be conditioned upon the occurrence of the Corporate Change (i.e., so that if the Corporate Change does not subsequently occur, the unvested portion of the option shall vest according to its original terms), and provided further, however, in no event shall any Incentive Stock Option, without the consent of the holder thereof, first become exercisable pursuant hereto if the result would be to cause such option, when granted, not to be treated as an incentive stock option (whether or not by reason of the possible future violation of the annual limitation set forth in Section 10(c) or otherwise).
                                                -------------

12.  Amendment of the Plan.
     ---------------------

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes
                               ----------
in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i) Increase the number of shares reserved for Options under the Plan;

          (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

          (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of
     Section 422 of the Code or to comply with the requirements of Rule 16b-3.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) The rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless the person to whom the Option was granted consents in writing to such amendment.

     (e) Without limiting the generality of the foregoing, the amendments to this Plan that may be adopted by action of the Board, and without the consent of any Optionee or of the stockholders of the Company, shall include an amendment requiring the Company to provide to each Optionee financial statements of the Company in accordance with Section 260.140.46 of Title 10 of the California Code of Regulations.

13.  Termination or Suspension of the Plan.
     -------------------------------------

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on ______________, 2007, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent to the person to whom the Option was granted.

14.  Effective Date of Plan.
     ----------------------

     The Plan shall become effective as determined by the Board, but no Incentive Stock Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.